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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the WM Diversified Strategies III Variable Annuity) of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated January 31, 2002, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company, and of our report dated March 18, 2002, relating to the financial statements of Variable Separate Account (Portion Relating to the WM Diversified Strategies III Variable Annuity), which appear in such Statement of Additional Information. We consent to the incorporation by reference of our reports into the Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Los Angeles, California
April 26, 2002